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                                                                    Exhibit 10.2


                         BUSINESS OPPORTUNITY AGREEMENT

         This BUSINESS OPPORTUNITY AGREEMENT, dated as of June 29, 2001 (this "Agreement"), is among ANKER COAL GROUP, INC., a Delaware corporation (the, "Company"), the Person (as defined below) who have executed this Agreement and are identified on the signature pages as shareholders of the Company (collectively, the "Shareholders"), the Person who have executed this Agreement and are identified on the signature pages as holders of the Company's 14.25% Series B Second Priority Senior Secured Notes due 2001 (collectively, the "Bondholders") and Enron North America Corp. ("ENA"), a Delaware corporation. ENA, the Company, the Shareholders and the Bondholders are sometimes referred to collectively herein as the "Parties."

                                  INTRODUCTION

                  WHEREAS, one or more employees of Enron Corp., an Oregon corporation ("Enron"), or its Affiliates (as hereinafter defined) (together with Enron, collectively the "Enron Entities") may be elected to the board of directors of the Company; and

         WHEREAS, Enron Entities own interests in a number of corporations, partnerships and other entities engaged in coal production, transportation, distribution, and consumption and other energy-related businesses and intend to acquire from time to time additional interests in such Persons (as defined below) or in other Persons;

         WHEREAS, Enron Entities may owe fiduciary or contractual duties to other Enron Entities and to other Persons;

         WHEREAS, in the absence of this Agreement there could arise circumstances in which an Enron Entity may be alleged to have duties to offer a Business Opportunity (as defined below) to the Company by virtue of the fact that an employee of the Enron Entity serves on the board of directors of the Company;

         WHEREAS, Enron is unwilling to permit its employees or employees of other Enron Entities to serve on the Company's board of directors in the absence of an agreement that will permit Enron Entities to conduct their businesses as now conducted and as contemplated;

         WHEREAS, ENA has relied on the fact that this Agreement would be executed and in the future will rely on this Agreement and the commitments herein made by the Company, the Shareholders and the Bondholders; and ENA and other Enron Entities that are beneficiaries of this Agreement will rely on this Agreement and the commitments herein made by the Company, the Shareholders and the Bondholders;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:
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1.       Definitions. The following terms shall have the following meanings:

         "Affiliate" of a Person means any Person controlling, controlled by, or under common control with such Person, with "control" and its correlative terms meaning the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. For the purposes of this Agreement, "control" shall include the possession, directly or indirectly, through one or more intermediaries, of (A) in the case of a corporation, 50% or more of the outstanding securities thereof;
(B) in the case of a limited liability company, partnership, limited partnership or venture, the right to 50% or more of the distributions therefrom (including liquidating distributions); and (C) in the case of any other Person, 50% or more of the economic or beneficial interest therein. For the purpose of this Agreement, "control" shall also include serving as a manager or general partner of a Person or performing similar functions for a Person.

         "Business Opportunity" means any opportunity for a Person (a) to enter into any transaction pursuant to which such Person would acquire (whether by purchase, lease, or other transaction), own, invest in, finance, lend funds to, contribute capital to, manage, operate, or otherwise participate in (or with) any Person, assets or other transaction, (b) to market, broker, purchase, sell or trade in bituminous coal, coke or other coal by-products (including, coal, coke or other coal by-products produced by the Company), (c) to produce, process or consume bituminous coal, coke or other coal by-products or to operate coal mines or coal processing facilities of any kind, (d) to generate electricity using bituminous coal or coal by-products, or (e) to act as a broker, finder, financial advisor or investment banker with respect to any of the foregoing activities by any other Person.

         "Company" means the Company, acting for itself and on behalf of its Affiliates in which the Company owns an interest, directly or indirectly, unless the context otherwise requires.

         "Person" means any natural person, corporation, limited partnership, limited liability company, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity.

2. Renunciation of Business Opportunities. (a) To the fullest extent permitted by law, the Company hereby renounces any interest or expectancy in any business opportunity (including, any Business Opportunity) developed by an Enron Entity, and the Company, the Shareholders and the Bondholders agree that no Enron Entity has any obligation to offer any such business opportunity (including any Business Opportunity) to the Company. Except as provided in clause (c) below and without waiving any right to claim a breach of any other provision of this Agreement, to the fullest extent permitted by law, the Company, the Shareholders and the Bondholders further agree that no employee of any Enron Entity who serves as a member of the Company's board of directors (collectively, the "Designated Directors") shall be expressly or implicitly restricted or proscribed by virtue of this Agreement, the relationship that exists between the Enron Entities or the Designated Directors (or any of them) and the Company or otherwise, from engaging in any type of business activity (including in a Business Opportunity) or owning an interest in any type of business entity, regardless of whether such business activity is (or such business entity engages in businesses that are) in direct or indirect competition with

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the business of the Company or any of its Affiliates. Without limiting the foregoing and to the fullest extent permitted by law, by virtue of the renunciations of Business Opportunities herein, the Shareholders, the Bondholders and the Company agree that (1) neither the Company nor any of its Affiliates nor any other Person shall have any rights, by virtue of this Agreement, the relationship that exists between the Enron Entities or the Designated Directors (or any of them) and the Company or otherwise, in any business venture or business opportunity of any Enron Entity or any of their respective Affiliates, and none of the Enron Entities or their respective Affiliates or designees or the Designated Directors shall have any obligation to offer any interest in any such business venture or business opportunity (including any Business Opportunity) to the Company or any of its Affiliates or any other Person, or otherwise account to any of such Persons in respect of any such business ventures or opportunities, and (2) it shall not be deemed a breach of any fiduciary or other duties, if any, whether express or implied, for any Enron Entity to permit itself or one of its Affiliates or designees to engage in a business opportunity (including, a Business Opportunity) in preference or to the exclusion of the Company or any of its Affiliates or any other Person.

         (b) Specifically and without limiting the generality of the foregoing, an employee of an Enron Entity who serves on the board of directors of the Company may, in the course of his or her employment with an Enron Entity, encounter business opportunities that the Company or any of its Affiliates may desire to pursue. The Company and its Shareholders recognize that such opportunities may include the Business Opportunities renounced above.

         (c) Notwithstanding anything to the contrary herein, the Company does not renounce any interest or expectancy in a Business Opportunity that is presented to a director of the Company solely in, and as a direct result of, his or her capacity as a director of the Company, unless such opportunity is separately presented to any Enron Entity (including a separate presentation to an Enron Entity through a Designated Director in his or her capacity as an employee of that Enron Entity), in which case such entity shall be free to pursue such opportunity.

3. Transactions with the Company. The Company may enter into one or more agreements with an Enron Entity to render services to the Company, provide funds or credit support to the Company or sell, transfer or convey property or assets to, and from, the Company. Any such transaction will only be performed by an Enron Entity after such transaction is approved by the Company's board of directors (excluding any director who is an employee of an Enron Entity).

4. Waivers Included in the Company's Organizational Documents. The Company and the Shareholders hereby agree that the renunciations, waivers and other provisions of Section 2 above will be added to the Company's organizational documents in form and substance acceptable to ENA.

5. Indemnification. (a) The Company agrees to defend, indemnify and hold harmless each Enron Entity, and its shareholders, managers, directors, officers, employees (including the Designated Directors), agents, Affiliates, successors and assigns, and each of them (collectively, the "Indemnified Parties"), of and from any and all debts, obligations, liabilities, deficiency, damages, claims, demands, actions, orders, causes of action, proceedings, fines, penalties, taxes, costs and expenses (including without limitation, attorneys and accountants fees) of any kind and nature (collectively, "Damages"), that may be suffered or incurred by them, or any of them,

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resulting from or arising out of the non-fulfillment of any covenant, agreement, waiver, renunciation or obligation of the Company contained in this Agreement. Without limiting the foregoing, each Indemnified Party who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that an employee of an Enron Entity is or was a director of the Company or is or was serving at the request of the Company as a director, whether the basis of such proceeding is alleged action in an official capacity as a director, or in any other capacity while serving as a director, shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), against all Damages reasonably incurred or suffered by such Person in connection therewith and such indemnification shall continue as to a Person who has ceased to be a director of the Company and shall inure to the benefit of its, his or her heirs, executors, administrators, successors and assigns. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Company of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise.

         (b) If a claim under this Section 5 is not paid in full by the Company within thirty days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if the claimant substantially prevails, the claimant shall be entitled to be paid also the reasonable expense incurred in prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Company) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         (c) Notwithstanding anything herein to the contrary, if an Indemnified Party determines in good faith that there is a reasonable probability that a proceeding may adversely affect it or its

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Affiliates, the Indemnified Party may assume the exclusive right to defend, compromise, or settle such proceeding, but the Company will not be bound by any determination of a proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld or delayed). If, within 30 days of the Company's receipt of a notice from an Indemnified Party of a claim under this Section, the Company shall not have notified the Indemnified Party of its desire to assume the defense of such proceeding, the Indemnified Party shall also have the right to assume control of the defense or compromise of such proceeding, and the Indemnified Party shall have the right to settle or compromise such proceeding without the consent of the Company.

         (d) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

6. Insurance. The Company shall use commercially reasonable efforts to maintain, at its expense, a directors and officers' insurance policy substantially similar to its existing policy and reasonably acceptable to ENA.

7. Remedies, Arbitration and Governing Law. (a) With the exception of the injunctive relief under Section 8 hereof, the Parties hereto agree that all claims, counterclaims, demands, cause of action, disputes, controversies, and other matters in question arising out of or relating to this Agreement or any provision hereof, the alleged breach of any such provision, or in any way relating to the subject matter hereof, or the relationship between the Parties created by this Agreement or the relationship existing between the Enron Entities and the Designated Directors (or any of them) and the Company (all of which are referred to herein as "Disputed Claims"), even though some or all of such disputed claims allegedly are extra-contractual in nature, whether such disputed claims sound in contract, tort, or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved by binding arbitration pursuant to the Federal Arbitration Act.

         (b) The validity, construction, and interpretation of this agreement to arbitrate, and all procedural aspects of the arbitration conducted pursuant to this Agreement to arbitrate, including but not limited to, the determination of the issues that are subject to arbitration (i.e., arbitrability), the scope of the arbitrable issues, allegations of "fraud in the inducement" to enter into this agreement or this arbitration provision, allegations of waiver, laches, delay or other defenses to arbitrability, and the rules governing the conduct of the arbitration (including the time for filing an answer, the time for the filing of counter disputed claims, the times for amending the pleadings, the specificity of the pleadings, the extent and scope of discovery, the issuance of subpoenas, the times for the designation of experts, whether the arbitration is to be stayed pending resolution of related litigation involving third parties not bound by this Agreement, the receipt of evidence, and the like), shall be decided by the arbitrators. In deciding the substance of any Party's Disputed Claims, the arbitrators shall refer to the substantive laws of the State of Delaware for guidance (excluding Delaware choice-of-law principles that might call for the application of some other state's law).

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         (c) NOTWITHSTANDING ANY OTHER PROVISION IN THIS ARBITRATION AGREEMENT
TO THE CONTRARY, THE PARTIES EXPRESSLY AGREE THAT THE ARBITRATORS SHALL HAVE ABSOLUTELY NO AUTHORITY TO AWARD TREBLE, EXEMPLARY OR PUNITIVE DAMAGES OF ANY TYPE UNDER ANY CIRCUMSTANCES REGARDLESS OF WHETHER SUCH DAMAGES MAY BE AVAILABLE UNDER DELAWARE LAW, THE LAW OF ANY OTHER STATE, OR FEDERAL LAW, OR UNDER THE FEDERAL ARBITRATION ACT, OR UNDER THE AMERICAN ARBITRATION ASSOCIATION RULES IN EFFECT AS OF THE DATE OF THIS AGREEMENT, THE PARTIES HEREBY WAIVING THEIR RIGHT, IF ANY, TO RECOVER TREBLE, EXEMPLARY OR PUNITIVE DAMAGES IN CONNECTION WITH ANY SUCH DISPUTED CLAIMS.

         (d) The arbitration proceedings shall be conducted in Wilmington, Delaware by three arbitrators. The arbitration proceeding will be conducted in accordance with, and subject to, the procedures established for commercial arbitrations by the American Arbitration Association, but shall not be conducted using or with any direct involvement by that association (except as otherwise provided below). Within 30 days of the notice of initiation of the arbitration procedure, an affected Party shall select one arbitrator by notice to any other affected Parties and the two arbitrators so selected by the affected Parties shall select a third arbitrator. Absent such agreement by the two arbitrators, the third arbitrator shall be selected by the American Arbitration Association upon the joint petition by the affected Parties. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. ss. 1-16, as such act is modified by this Agreement, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof.

         (e) All fees of the arbitrators and other administrative charges related to the arbitration shall be borne equally by the Parties.

         (f) The award of the arbitrators shall be final and binding on the Parties and judgment thereon may be entered in a court of competent jurisdiction.

         (g) The Parties hereby (i) irrevocably and unconditionally waive, to the fullest extent permitted by law, trial by jury in any legal action or proceeding relating to this Agreement and for any counterclaim therein; (ii) irrevocably waive, to the maximum extent not prohibited by law, any right it may have to claim or recover in any arbitration or litigation any special, exemplary, punitive or consequential damages, or damages other than, or in addition to, actual damages, interest, fees and costs; (iii) certify that no Party hereto nor any representative or agent or counsel for any Party hereto has represented, expressly or otherwise, or implied that such Party would not, in the event of arbitration or litigation, seek to enforce the foregoing waivers, and (iv) acknowledge that the Parties have been induced to enter into this agreement by, among other things, the waivers and certifications contained in this Section.


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8.       Confidentiality. (a) Each of the Company and ENA shall hold, and shall cause each of their respective Affiliates to hold, in confidence any information exchanged between the Company and any Designated Directors received solely in, and as a direct result of, the duties performed by any Designated Directors as members of the Company's board of directors (collectively, the "Confidential Information"), and except as otherwise provided in this Section, neither the Company nor ENA will use, or permit their respective Affiliates to use, the Confidential Information other than for the purpose of performing any obligations hereunder or, in the case of the Designated Directors, in the performance of their duties as members of the Company's board of directors; provided however, that such restrictions with respect to such Confidential Information shall not apply to, and the term Confidential Information shall not include, (i) information that is or becomes generally available to the public,
(ii) disclosures required to be made by applicable laws and regulations (including, without limitation, disclosures required by any order, subpoena or other legal process); (iii) disclosures to (x) actual or potential investors, lenders or other capital providers to such party, (y) Affiliates, officers, directors, employees, agents or representatives of such party, or (z) auditors, counsel and other professional advisors to such party (provided, however, that such Persons described in clauses (x), (y) and (z) above have been informed of the confidential nature of the information, and, in any event, the disclosing party shall be responsible for any failure by such Person to abide by the provisions of this Section 8), (iv) disclosures in connection with any litigation or dispute between or with the Parties, the Designated Directors, or any representatives thereof, (v) information known to the receiving party at the time of disclosure or is thereafter acquired at any time from a source other than the other parties hereto that was not known to the receiving party to be prohibited from making disclosure or (vi) information that is hereafter independently developed by the receiving party.

         (b) As noted above, the Company may enter into one or more agreements with an Enron Entity to render services to the Company, provide funds or credit support to the Company or sell, transfer or convey property or assets to, and from, the Company, and nothing herein shall prevent such Enron Entity from using any such Confidential Information for the purpose of evaluating, negotiating and/or consummating any proposed transaction with the Company. Furthermore, notwithstanding anything to the contrary in this Agreement or this Section 8, the Company, the Shareholders and the Bondholders understand and agree that certain activities of each Enron Entity or any of their respective Affiliates may now, or in the future, be in direct or indirect competition with the activities of the Company and/or any of its Affiliates and, in such event, ENA shall implement certain Chinese wall procedures with respect to such proposed activities. These procedures are intended to limit information received from various sources, including the Company, to members of a team comprised of employees of an Enron Entity that will be involved in a particular transaction. Members of each team will be reporting to certain senior members (the "Senior Members") of various function groups, including Engineering, Underwriting, Capital Markets, Risk Analytics/Portfolio Management, Legal, Tax, Accounting, Reporting and Commercial, regarding such Enron Entity's involvement in any proposed competitive transaction. The Senior Members will be responsible for deciding whether to approve a particular transaction and will likely be in possession of confidential information relating to such proposed transaction, including information received from the Company. The Senior Members will not share confidential information, including any proposed bid amount applicable to a particular competitive transaction that might constitute Confidential Information under this Agreement, of one Person with another Person (including the Company) or the

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existence and/or identity of different team members working on such competitive transaction (although a team may learn that other teams are working with other different Persons with respect to a given transaction). Certain of the Senior Members may also serve as members of the Company's board of directors. If a Senior Member is acting upon a proposed competitive transaction involving some other Enron Entity and if such Senior Member is a Designated Director and the Company is also seeking approval from the Company's board of directors to participate in such competitive transaction, then the Senior Member will recuse himself or herself from the Company's board of director deliberations relating to such transaction, but will continue to fulfill his or her duties as a Senior Member.

         (c) Each party hereto shall have the right to apply to a court to enjoin any breach of this Section 8. Excepting the right of a party to seek such injunctive relief, all claims and matters in question arising out of this Section, whether sounding in contract, tort or otherwise, shall be resolved by binding arbitration as set forth in Section 7 hereof.

         (d) To the fullest extent permitted by law, the Company, the Shareholders and the Bondholders agree that, to the extent that a court might hold that the conduct of any activity permitted by this Section 8 may constitute a breach by a Designated Director of his or her duty of confidentiality or duty to restrict the use of Confidential Information to the Company or any of its Affiliates, or to any other Person, the Company, the Shareholders and the Bondholders hereby waive and renounce any and all claims and causes of action that the Company or any of its Affiliates, the Shareholders, the Bondholders or any other Person may have as consequence of such conduct or activities.

9. Resignation of Designated Directors. Notwithstanding anything in the Company's articles of incorporation, its bylaws or other organization documents to the contrary, the Company, the Shareholders and the Bondholders acknowledge and agree that any employees of any Enron Entities on the Company's board of directors may resign at any time and such resignation shall be effective immediately upon delivery of a notice thereof to the Company by such director in accordance with the notice provisions hereof.

10.      Miscellaneous.

           (a) Section titles or captions in this Agreement are included for purposes of convenience only and shall not be considered a part of this Agreement in construing or interpreting any of its or their provisions. All references in this Agreement to Sections shall refer to Sections of this Agreement unless the context clearly otherwise requires.

         (b) When used in this Agreement, the word "including" shall have its normal common meaning and any list of items that may follow such word shall not be deemed to represent a complete list of the contents of the referent of the subject.


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

         (c) The Parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement or such other documents.

         (d) Unless the context otherwise requires, when used in this Agreement, the singular shall include the plural, the plural shall include the singular, and all nouns, pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons may require.

         (e) This Agreement may be executed in several counterparts, each of which is an original and all of which, when taken together, constitute one and the same instrument.

         (f) This Agreement embodies the entire agreement and understanding of the Parties related to its subject matter and supersede all prior proposals, understandings, agreements, correspondence, arrangements and contemporaneous oral agreements relating to such subject matter. No representation, promise, inducement or statement of intention has been made by any Party which has not been embodied in this Agreement. This Agreement may be modified only by a written instrument signed by the Parties hereto. Any original executed agreement or document may be photocopied and stored on computer tapes and disks (the "Imaged Agreement"). The Imaged Agreement, if introduced as evidence on paper, and the transaction tape, if introduced as evidence in its original form and as transcribed onto paper, and all computer records of the foregoing, if introduced as evidence in printed format, in any judicial, arbitration, mediation or administrative proceedings, will be admissible as among the relevant Parties to the same extent and under the same conditions as other business records originated and maintained in documentary form. No relevant Party shall object to the admissibility of the transaction tape or the Imaged Agreement (or photocopies of the transcription of the transaction tape or the Imaged Agreement) on the basis that such were not originated or maintained in documentary form under either the hearsay rule, the best evidence rule or other rule of evidence.

         (g) Each Party will bear its own expenses incurred in connection with the preparation, execution and performance of its obligations under this Agreement including all fees and expenses of agents, representatives, counsel and accountants.

         (h) This Agreement shall only be enforceable by the Parties hereto, their respective successors, permitted assigns, heirs, executors, administrators and personal representatives, and is also intended for the benefit of, and is enforceable by, each of the Designated Directors and each Enron Entity and their respective heirs, administrators, executors, successors and assigns. Except as contemplated in the preceding sentence, this Agreement is not intended to, nor shall it be construed to, confer upon any other third person any right, remedy or benefit, nor are they intended to be enforceable by any other third person.



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         (i) All notices, requests, statements or payments required or permitted to be made or given under this Agreement shall be delivered to the addresses set forth below or, in the case of the Bondholders and the Shareholders, to the addresses set forth next to their signatures hereto, and made as specified below. Notices required to be in writing shall be delivered by letter, facsimile or other documentary form. Notice by facsimile or hand delivery shall be deemed to have been received by the close of the business day on which it was transmitted or hand delivered (unless transmitted or hand delivered after the close of the business day, in which case it shall be deemed received at the close of the next business day). Notice by overnight mail or courier shall be deemed to have been received two business days after it was sent. A Party may change its address by providing notice of same in accordance herewith.

               If to ENA:               1400 Smith Street
                                        Houston, Texas 77002
                                        Attn:  Donna Lowry, Compliance
                                        Facsimile:  713/646-4039
                                        Telephone:   713/853-1939

                   With a copy to:      Legal Department
                                        Enron North America Corp.
                                        P. O. Box 1188
                                        Houston, Texas  77251-1188
                                        Attn: Managing Director and
                                        General Counsel
                                        Facsimile:  713/646-3490

               If to Company:           Anker Coal Group, Inc.
                                        2708 Cranberry Square
                                        Morgantown, WV 26508-8982
                                        Attn: General Counsel
                                        Facsimile: 304/ 594-3695
                                        Telephone: 304/ 594-1616

         (j) If a court or arbitrator in any final, unappealable proceeding holds any provision of this Agreement or its application to any person or circumstance, invalid, illegal or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it was held to be invalid, illegal or unenforceable, shall not be affected, and shall be valid, legal and enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the Parties' essential objectives as expressed in this Agreement taken as a whole. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that the court or arbitrator add to this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be valid and enforceable, so as to effect the original intent of the Parties to the greatest extent possible.

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         EXECUTED as of the date first above written.

                                        "COMPANY"

                                        ANKER COAL GROUP, INC.



                                        By: /s/ Bruce Sparks
                                            ------------------------------------

                                        Name: Bruce Sparks
                                              ----------------------------------

                                        Title: President
                                               ---------------------------------





                                        "ENA"

                                        ENRON NORTH AMERICA CORP.



                                        By: /s/ Jeff Kinneman
                                            ------------------------------------

                                        Name: Jeff Kinneman
                                              ----------------------------------

                                        Title: Vice President
                                               ---------------------------------

                                        "SHAREHOLDERS"


                                        WLR RECOVERY FUND L.P.

                                          BY: WLR RECOVERY ASSOCIATES LLC
                                              GENERAL PARTNER


                                        By:
                                            ------------------------------------


                                        Name:
                                              ----------------------------------


                                        Title:
                                               ---------------------------------



                                        c/o WL Ross & CO. LLC
                                        101 East 52nd
                                        19th Floor
                                        New York, NY 10022
                                        Attn: Wilbur L. Ross, Jr.
                                        Telephone:   212/826-2111
                                        Facsimile:   212/371-4891

                                        "SHAREHOLDERS"


                                        PUTNAM INVESTMENT MANAGEMENT


                                        By:
                                            ------------------------------------


                                        Name:
                                              ----------------------------------


                                        Title:
                                               ---------------------------------



                                        c/o Putnam Investment Management
                                        1 Post Office Square
                                        Boston, MA 02109
                                        Attn: Patrick Flynn
                                        Telephone:    617/760-7073
                                        Facsimile:    617/760-8639

                                        "SHAREHOLDERS"


                                        WEXFORD CAPITAL LLC


                                        By:
                                            ------------------------------------


                                        Name:
                                              ----------------------------------


                                        Title:
                                               ---------------------------------



                                        c/o Wexford Capital LLC
                                        411 West Putnam Avenue, Suite 250
                                        Greenwich, CT 06830
                                        Attn: Mark Zand
                                        Telephone:    203/862-7420
                                        Facsimile:    203/862-7452

                                        "SHAREHOLDERS"


                                        STONEHILL CAPITAL MANAGEMENT LLC

                                        STONEHILL INSTITUTIONAL PARTNERS, LLC

                                        STONEHILL OFFSHORE PARTNERS, LTD.


                                        By:
                                            ------------------------------------


                                        Name:
                                              ----------------------------------


                                        Title:
                                               ---------------------------------



                                        c/o Stonehill Capital Management LLC
                                        126 E. 56 Street, 9th Floor
                                        New York, NY 10022
                                        Attn: Wayne Teetsel
                                        Telephone:    212/739-7474
                                        Facsimile:    212/838-2336

                                        "BOND HOLDERS"


                                        WLR RECOVERY FUND L.P.

                                          BY: WLR RECOVERY ASSOCIATES LLC
                                              GENERAL PARTNER


                                        By:
                                            ------------------------------------


                                        Name:
                                              ----------------------------------


                                        Title:
                                               ---------------------------------



                                        c/o WL Ross & CO. LLC
                                        101 East 52nd
                                        19th Floor
                                        New York, NY 10022
                                        Attn: Wilbur L. Ross, Jr.
                                        Telephone:   212/826-2111
                                        Facsimile:   212/317-4891

                                        "BOND HOLDERS"


                                        PUTNAM INVESTMENT MANAGEMENT


                                        By:
                                            ------------------------------------


                                        Name:
                                              ----------------------------------


                                        Title:
                                               ---------------------------------



                                        c/o Putnam Investment Management
                                        1 Post Office Square
                                        Boston, MA 02109
                                        Attn: Patrick Flynn
                                        Telephone:    617/760-7073
                                        Facsimile:    617/760-8639

                                        "BOND HOLDERS"


                                        WEXFORD CAPITAL LLC


                                        By:
                                            ------------------------------------


                                        Name:
                                              ----------------------------------


                                        Title:
                                               ---------------------------------



                                        c/o Wexford Capital LLC
                                        411 West Putnam Avenue, Suite 250
                                        Greenwich, CT 06830
                                        Attn: Mark Zand
                                        Telephone:    203/862-7420
                                        Facsimile:    203/862-7452

                                        "BOND HOLDERS"


                                        STONEHILL CAPITAL MANAGEMENT LLC

                                        STONEHILL INSTITUTIONAL PARTNERS, LLC

                                        STONEHILL OFFSHORE PARTNERS, LTD.


                                        By:
                                            ------------------------------------


                                        Name:
                                              ----------------------------------


                                        Title:
                                               ---------------------------------



                                        c/o Stonehill Capital Management LLC
                                        126 E. 56 Street, 9th Floor
                                        New York, NY 10022
                                        Attn: Wayne Teetsel
                                        Telephone:    212/739-7474
                                        Facsimile:    212/838-2336